Other Liabilities	6 Months Ended
Jun. 30, 2016
Other Liabilities Disclosure [Abstract]
Other Liabilities

13. OTHER LIABILITIES

A summary of “Other liabilities” as of June 30, 2016 and December 31, 2015 is as follows:

	June 30, 2016	December 31, 2015
	(in millions)
Advances on buy-back agreements	$2,251	$2,147
Warranty and campaign programs	935	908
Marketing and sales incentive programs	1,180	1,166
Tax payables	783	528
Accrued expenses and deferred income	571	595
Accrued employee benefits	601	572
Legal reserves and other provisions	943	389
Contract reserve	394	396
Restructuring reserve	46	51
Other	638	736
Total	$8,342	$7,488

At June 30, 2016, “Legal reserves and other provisions” include the provision of €495 million (equivalent to approximately $550 million at current exchange rate), recorded in the first half of 2016, in relation to the European Commission settlement. For more information on this matter, see “Note 14: Commitments and Contingencies”.

Warranty and Campaign Program

CNH Industrial pays for basic warranty and other service action costs. A summary of recorded activity for the three and six months ended June 30, 2016 and 2015 for the basic warranty and accruals for campaign programs are as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
	(in millions)		(in millions)
Balance at beginning of period	$951	$919	$908	$1,020
Current year additions	202	189	370	343
Claims paid	(178)	(183)	(337)	(340)
Currency translation adjustment and other	(40)	26	(6)	(72)
Balance at June 30	$935	$951	$935	$951

Restructuring Provision

The Company incurred restructuring expenses of $10 million and $22 million during the three months ended June 30, 2016 and 2015, respectively and $25 million and $34 million during the six months ended June 30, 2016 and 2015. The expenses in both periods were primarily attributable to actions within Commercial Vehicles and Agricultural Equipment as part of the Company’s efficiency program launched in 2014.